Sub-Item 77Q1(e)

                             MEMORANDUM OF AGREEMENT

                      (AFFILIATED MONEY MARKET FUND WAIVER)

     This Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and A I M Advisors, Inc. ("AIM").

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and AIM agree as follows:

     1. Each Fund, for itself and its Portfolios, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will waive advisory fees payable by an Investing Fund in an amount equal to 100% of the net advisory fee AIM receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

          i. AIM's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future Fund that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

          (b) "Uninvested Cash" - cash available and uninvested by a Fund that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Fund nor AIM may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board of Trustee to remove or amend such Waiver. AIM will not have any right to reimbursement of any amount so waived.

     Subject to the foregoing paragraphs, each of the Funds and AIM agree to review the then-current waivers for each class of the Funds listed on the Exhibit on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Funds and AIM have agreed to continue them. The Exhibit will be amended to reflect any such agreement.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM STOCK FUNDS
                                        AIM SUMMIT FUND
                                        AIM TAX-EXEMPT FUNDS
                                        AIM VARIABLE INSURANCE FUNDS


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        SHORT-TERM INVESTMENTS TRUST


                                        By: /s/ Karen D. Kelley
                                            ------------------------------------
                                        Title: President


                                        A I M ADVISORS, INC.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President

                                   EXHIBIT "A"

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                              EFFECTIVE DATE   COMMITTED UNTIL
---------                              --------------   ---------------
AIM Floating Rate Fund                  July 1, 2007     June 30, 2008
AIM Multi-Sector Fund                   July 1, 2007     June 30, 2008
AIM Select Real Estate Income Fund      July 1, 2007     June 30, 2008
AIM Structured Core Fund                July 1, 2007     June 30, 2008
AIM Structured Growth Fund              July 1, 2007     June 30, 2008
AIM Structured Value Fund               July 1, 2007     June 30, 2008

                                AIM EQUITY FUNDS

PORTFOLIO                              EFFECTIVE DATE   COMMITTED UNTIL
---------                              --------------   ---------------
AIM Capital Development Fund            July 1, 2007     June 30, 2008
AIM Charter Fund                        July 1, 2007     June 30, 2008
AIM Constellation Fund                  July 1, 2007     June 30, 2008
AIM Diversified Dividend Fund           July 1, 2007     June 30, 2008
AIM Large Cap Basic Value Fund          July 1, 2007     June 30, 2008
AIM Large Cap Growth Fund               July 1, 2007     June 30, 2008

                                 AIM FUNDS GROUP

FUND                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                   --------------   ---------------
AIM Basic Balanced Fund                 July 1, 2007     June 30, 2008
AIM European Small Company Fund         July 1, 2007     June 30, 2008
AIM Global Value Fund                   July 1, 2007     June 30, 2008
AIM International Small Company Fund    July 1, 2007     June 30, 2008
AIM Mid Cap Basic Value Fund            July 1, 2007     June 30, 2008
AIM Select Equity Fund                  July 1, 2007     June 30, 2008
AIM Small Cap Equity Fund               July 1, 2007     June 30, 2008

                                AIM GROWTH SERIES

FUND                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                   --------------   ---------------
AIM Basic Value Fund                    July 1, 2007     June 30, 2008
AIM Global Equity Fund                  July 1, 2007     June 30, 2008
AIM Mid Cap Core Equity Fund            July 1, 2007     June 30, 2008
AIM Small Cap Growth Fund               July 1, 2007     June 30, 2008

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                   --------------   ---------------
AIM Asia Pacific Growth Fund            July 1, 2007     June 30, 2008
AIM European Growth Fund                July 1, 2007     June 30, 2008
AIM Global Aggressive Growth Fund       July 1, 2007     June 30, 2008
AIM Global Growth Fund                  July 1, 2007     June 30, 2008
AIM International Core Equity Fund      July 1, 2007     June 30, 2008
AIM International Growth Fund           July 1, 2007     June 30, 2008

                              AIM INVESTMENT FUNDS

FUND                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                   --------------   ---------------
AIM China Fund                          July 1, 2007     June 30, 2008
AIM Developing Markets Fund             July 1, 2007     June 30, 2008
AIM Global Health Care Fund             July 1, 2007     June 30, 2008
AIM International Total Return Fund     July 1, 2007     June 30, 2008
AIM LIBOR Alpha Fund                    July 1, 2007     June 30, 2008
AIM Japan Fund                          July 1, 2007     June 30, 2008
AIM Trimark Endeavor Fund               July 1, 2007     June 30, 2008
AIM Trimark Fund                        July 1, 2007     June 30, 2008
AIM Trimark Small Companies Fund        July 1, 2007     June 30, 2008

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                   --------------   ---------------
AIM Global Real Estate Fund             July 1, 2007     June 30, 2008
AIM High Yield Fund                     July 1, 2007     June 30, 2008
AIM Income Fund                         July 1, 2007     June 30, 2008
AIM Intermediate Government Fund        July 1, 2007     June 30, 2008
AIM Limited Maturity Treasury Fund      July 1, 2007     June 30, 2008
AIM Money Market Fund                   July 1, 2007     June 30, 2008
AIM Municipal Bond Fund                 July 1, 2007     June 30, 2008
AIM Real Estate Fund                    July 1, 2007     June 30, 2008
AIM Short Term Bond Fund                July 1, 2007     June 30, 2008
AIM Total Return Bond Fund              July 1, 2007     June 30, 2008

                                AIM SECTOR FUNDS

FUND                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                   --------------   ---------------
AIM Energy Fund                         July 1, 2007     June 30, 2008
AIM Financial Services Fund             July 1, 2007     June 30, 2008
AIM Gold & Precious Metals Fund         July 1, 2007     June 30, 2008
AIM Leisure Fund                        July 1, 2007     June 30, 2008
AIM Technology Fund                     July 1, 2007     June 30, 2008
AIM Utilities Fund                      July 1, 2007     June 30, 2008

                                 AIM STOCK FUNDS

FUND                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                   --------------   ---------------
AIM Dynamics Fund                       July 1, 2007     June 30, 2008
AIM S&P 500 Index Fund                  July 1, 2007     June 30, 2008

                                 AIM SUMMIT FUND

FUND                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                   --------------   ---------------
AIM Summit Fund                         July 1, 2007      June 30, 2008

                              AIM TAX-EXEMPT FUNDS

FUND                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                   --------------   ---------------
AIM High Income Municipal Fund          July 1, 2007     June 30, 2008
AIM Tax-Exempt Cash Fund                July 1, 2007     June 30, 2008
AIM Tax-Free Intermediate Fund          July 1, 2007     June 30, 2008

                          AIM VARIABLE INSURANCE FUNDS

FUND                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                   --------------   ---------------
AIM V.I. Basic Balanced Fund            July 1, 2007     April 30, 2009
AIM V.I. Basic Value Fund               July 1, 2007     April 30, 2009
AIM V.I. Capital Appreciation Fund      July 1, 2007     April 30, 2009
AIM V.I. Capital Development Fund       July 1, 2007     April 30, 2009
AIM V.I. Core Equity Fund               July 1, 2007     April 30, 2009
AIM V.I. Diversified Income Fund        July 1, 2007     April 30, 2009
AIM V.I. Dynamics Fund                  July 1, 2007     April 30, 2009
AIM V.I. Financial Services Fund        July 1, 2007     April 30, 2009
AIM V.I. Global Health Care Fund        July 1, 2007     April 30, 2009
AIM V.I. Global Real Estate Fund        July 1, 2007     April 30, 2009
AIM V.I. Government Securities Fund     July 1, 2007     April 30, 2009
AIM V.I. High Yield Fund                July 1, 2007     April 30, 2009
AIM V.I. International Growth Fund      July 1, 2007     April 30, 2009
AIM V.I. Large Cap Growth Fund          July 1, 2007     April 30, 2009
AIM V.I. Leisure Fund                   July 1, 2007     April 30, 2009
AIM V.I. Mid Cap Core Equity Fund       July 1, 2007     April 30, 2009
AIM V.I. Money Market Fund              July 1, 2007     April 30, 2009
AIM V.I. Small Cap Equity Fund          July 1, 2007     April 30, 2009
AIM V.I. Technology Fund                July 1, 2007     April 30, 2009
AIM V.I. Utilities Fund                 July 1, 2007     April 30, 2009

                          SHORT-TERM INVESTMENTS TRUST

FUND                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                   --------------   ---------------
Government TaxAdvantage Portfolio       July 1, 2007     June 30, 2008
STIC Prime Portfolio                    July 1, 2007     June 30, 2008
Treasury Portfolio                      July 1, 2007     June 30, 2008